UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-43

DWS Investment Trust (formerly Investment Trust)

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	01/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

JANUARY 31, 2006

Semiannual Report
to Shareholders

DWS Large Company Growth Fund

(formerly Scudder Large Company Growth Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please see this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2006

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class A, B, C and R shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for periods prior to its inception on August 2, 1999 for Class A shares, prior to their inception on December 29, 2000 for Class B and C shares and prior to its inception on November 3, 2003 for Class R shares are derived from the historical performance of Class S shares of the DWS Large Company Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/06
DWS Large Company Growth Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	5.79%	13.53%	13.72%	-5.06%	5.43%
Class B	5.44%	12.68%	12.85%	-5.79%	4.59%
Class C	5.44%	12.72%	12.87%	-5.77%	4.62%
Class R	5.70%	13.26%	13.45%	-5.34%	5.05%
Russell 1000 Growth Index+	3.91%	10.81%	14.83%	-4.53%	6.56%
DWS Large Company Growth Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	6.06%	14.05%	14.23%	-4.64%	-4.31%
Russell 1000 Growth Index+	3.91%	10.81%	14.83%	-4.53%	-3.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Institutional Class commenced operations on December 29, 2000. Index returns begin on December 31, 2000.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Large Company Growth Fund — Class A [] Russell 1000 Growth Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/06
DWS Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,700	$13,862	$7,269	$15,989
	Average annual total return	7.00%	11.50%	-6.18%	4.80%
Class B	Growth of $10,000	$10,968	$14,171	$7,346	$15,670
	Average annual total return	9.68%	12.32%	-5.98%	4.59%
Class C	Growth of $10,000	$11,272	$14,380	$7,431	$15,708
	Average annual total return	12.72%	12.87%	-5.77%	4.62%
Class R	Growth of $10,000	$11,326	$14,603	$7,599	$16,374
	Average annual total return	13.26%	13.45%	-5.34%	5.05%
Russell 1000 Growth Index+	Growth of $10,000	$11,081	$15,141	$7,930	$18,884
	Average annual total return	10.81%	14.83%	-4.53%	6.56%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 1/31/06
DWS Large Company Growth Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,140,500	$1,490,500	$788,500	$799,000
	Average annual total return	14.05%	14.23%	-4.64%	-4.31%
Russell 1000 Growth Index+	Growth of $1,000,000	$1,108,100	$1,514,100	$793,000	$847,800
	Average annual total return	10.81%	14.83%	-4.53%	-3.20%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class commenced operations on December 29, 2000. Index returns begin on December 31, 2000.

+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value and Distribution Information: 1/31/06	$ 25.71	$ 24.79	$ 24.82	$ 25.96	$ 26.18
7/31/05	$ 24.36	$ 23.51	$ 23.54	$ 24.56	$ 24.86
Six Months: Income Dividends as of 1/31/06	$ .07	$ —	$ —	$ —	$ .19
Class A Lipper Rankings — Large-Cap Growth Funds Category as of 1/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	275	of	687	40
3-Year	382	of	599	64
5-Year	305	of	475	64

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP and S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the DWS Large Company Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 1/31/06
DWS Large Company Growth Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	5.89%	13.75%	14.00%	-4.82%	5.70%
Class AARP	5.94%	13.81%	14.01%	-4.82%	5.70%
Russell 1000 Growth Index+	3.91%	10.81%	14.83%	-4.53%	6.56%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value and Distribution Information: 1/31/06	$ 26.08	$ 26.08
7/31/05	$ 24.72	$ 24.73
Six Months: Income Dividends as of 1/31/06	$ .12	$ .12
Class S Lipper Rankings — Large-Cap Growth Funds Category as of 1/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	263	of	687	39
3-Year	355	of	599	60
5-Year	280	of	475	59
10-Year	115	of	165	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Large Company Growth Fund — Class S [] Russell 1000 Growth Index+

Yearly periods ended January 31
Comparative Results as of 1/31/06
DWS Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,375	$14,818	$7,813	$17,402
	Average annual total return	13.75%	14.00%	-4.82%	5.70%
Class AARP	Growth of $10,000	$11,381	$14,818	$7,813	$17,402
	Average annual total return	13.81%	14.01%	-4.82%	5.70%
Russell 1000 Growth Index+	Growth of $10,000	$11,081	$15,141	$7,930	$18,884
	Average annual total return	10.81%	14.83%	-4.53%	6.56%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six month period, Class A, B, C, R, S and AARP shares limited these expenses; had it not done so, expenses would have been even higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended January 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 8/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/06	$ 1,057.90	$ 1,054.40	$ 1,054.40	$ 1,057.00	$ 1,059.40	$ 1,058.90	$ 1,060.60
Expenses Paid per $1,000*	$ 6.69	$ 10.62	$ 10.62	$ 8.04	$ 5.50	$ 5.50	$ 4.57
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 8/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/06	$ 1,018.70	$ 1,014.87	$ 1,014.87	$ 1,017.39	$ 1,019.86	$ 1,019.86	$ 1,020.77
Expenses Paid per $1,000*	$ 6.56	$ 10.41	$ 10.41	$ 7.88	$ 5.40	$ 5.40	$ 4.48

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
DWS Large Company Growth Fund	1.29%	2.05%	2.05%	1.55%	1.06%	1.06%	.88%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, Julie M. Van Cleave, Jack A. Zehner and Thomas J. Schmid, who serve as portfolio managers, discuss DWS Large Company Growth Fund's performance, strategy and the market environment during the six-month period ended January 31, 2006.

Q: How would you describe the economic and market environment over the last six months?

A: Both the economy and the stock market demonstrated considerable resilience over this period, despite natural disasters and continued tightening in monetary policy, either of which could have derailed the expansion.

The Standard & Poor's 500 (S&P 500) Index, which is generally regarded as a good indicator of the broad stock market, had a return of 4.68% for the six months ended January 2006.1 Value stocks, as measured by the Russell 1000 Value Index, which had a return of 6.21%, outperformed growth stocks; the Russell 1000 Growth Index had a return of 3.91%. Within the Russell 1000 Growth Index, which is this fund's principal benchmark, eight of the 10 industry sectors had positive returns.2 The strongest sector by far was energy, with a return above 30%, while the weakest was consumer discretionary, with a return of -3%.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index consists of those stocks in the Russell 1000 Index that have lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Economic trends over the last six months were somewhat confusing, as the short-term effects of late-summer hurricanes obscured longer-term trends. Consumer spending and confidence slipped as oil prices spiked in the aftermath of the hurricanes, but business trends appeared fairly strong as the fourth quarter progressed. Most economists expressed surprise when the Commerce Department announced in January that real growth in gross domestic product (GDP, or total output of goods and services) slowed to an annual rate of 1.1% in the fourth quarter of 2005. The slowdown was caused mainly by weak consumer spending, especially for durable goods such as automobiles, but business investment slowed as well, and the trade deficit increased. Business and consumer trends point to possible improvement in the early months of 2006, and an early-February survey of economists conducted by The Wall Street Journal predicts GDP growth above 4% for the first quarter of 2006 and continued growth through 2006. Healthy corporate finances, strong productivity and favorable relative prices for capital goods provide a positive backdrop for business investment.

Q: How did the fund perform during this period?

A: DWS Large Company Growth Fund Class A shares produced a total return of 5.79% for the six months ended January 31, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.) The fund's return was well above that of its benchmark, the Russell 1000 Growth Index, which gained 3.91%. The fund's return for the period was just below the midpoint of its peer group, the Lipper Large-Cap Growth Funds category, which had an average return of 6.41%.3

3 The Lipper Large-Cap Growth Funds category is a group of mutual funds that Invest primarily in large-cap stocks with a greater-than-average growth orientation compared with the overall market. Returns reflect the reinvestment of all distributions. It is not possible to invest directly in a Lipper category.

Q: How would you describe your investment process?

A: Our investment discipline starts with a thorough analysis of economic trends. This analysis helps us to determine industries that most likely are, or will be, the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with a team of research analysts to identify companies that we believe offer the best potential for delivering strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

Q: How have you positioned the fund relative to its benchmark?

A: We manage the fund to have a reasonable relationship with its benchmark, the Russell 1000 Growth Index. We always maintain a diversified portfolio of holdings, with broad representation among industry groups. Throughout the last six months, indeed for several years, we have maintained a significantly higher weight than the benchmark in energy. Also, over the last six months, the portfolio was modestly overweight in information technology and health care and was underweight in financials, industrials, materials, consumer staples and consumer discretionary.4 We currently have no positions in telecommunications or utilities.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: Will you explain your investment choices and how they affected performance?

A: Our major strategic theme is a significantly greater emphasis on energy stocks than the benchmark. The dramatic increase in oil prices in the wake of the 2005 hurricanes, when just a small portion of world oil production was off-line, confirms our thesis regarding the tightness of the supply/demand balance for energy. While oil prices and the prices of energy stocks moved up significantly after the hurricanes, we believe that the market does not fully appreciate how long and deep the current energy cycle will be. Expanding world economies are increasing global demand for energy, but investment in finding and developing new energy reserves has been inadequate for many years. We believe that this situation creates a major opportunity for companies in the position to identify new energy sources and convert them to usable forms.

Accordingly, the portfolio has three areas of emphasis within the energy group: equipment and services companies such as Schlumberger Ltd., and Transocean, Inc.; North American natural gas companies such as EOG Resources, Inc.; and refiners such as Valero Energy Corp. All of these stocks contributed significantly to the fund's strong performance over the last six months, and we remain comfortable with the overweight in energy.

Q: What other strategic decisions had an important impact on performance?

A: In the financials sector, regulatory issues and concern over rising interest rates led to weakness in the insurance and mortgage/thrift industries in 2005. We have avoided exposure to these problems by being underweight in insurance and interest-sensitive stocks such as mortgage and thrift companies. Our financials holdings focus on capital markets stocks such as Lehman Brothers Holdings, Inc., and The Goldman Sachs Group, Inc. We believe that these companies will continue to benefit from strong merger and acquisition activity made possible by ample cash on corporate balance sheets.

In information technology, we have a dual focus, with an overweight in semiconductors, which tend to be sensitive to cyclical trends, balanced by positions in companies whose innovative products are likely to generate steady growth. Broadcom Corp., which was one of the best-performing stocks in the portfolio over the last six months, is a semiconductor company that also provides exposure to new technologies, such as Bluetooth wireless and television set top boxes that facilitate new cable services. Fiserv, Inc., and Electronic Arts, Inc., both of which provide technology-related services, are holdings that have not performed well recently, but we continue to favor these stocks because of their consistent earnings streams.

In health care, our emphasis is on biotechnology and medical equipment and services; we have limited exposure to large pharmaceutical companies because we believe their growth potential is constrained by a lack of innovation. We also have some exposure to health care service providers such as UnitedHealth Group, Inc., which performed well over the last six months. Performance was hurt by a drop in the price of Zimmer Holdings, Inc., a manufacturer of medical devices such as artificial joints, which has encountered fierce price competition. We continue to hold this stock, which we believe has excellent long-term growth potential.

Some of the major negative influences on performance were in the consumer discretionary sector, specifically retailing, which was negatively affected by weakening consumer environment. Stocks of Kohl's Corp. and Target Corp. were both down in a very competitive pricing environment; we continue to hold these stocks, which we believe are well-positioned for a variety of market environments.

Q: What other comments do you have for shareholders?

A: We believe that the current market environment, which is characterized by considerable uncertainty, bodes well for this fund's investment style, which focuses on a combination of quality and growth potential. The stocks in this portfolio have an average quality ranking of A- in Standard & Poor's quality ranking system, which rates stocks from A+ to D. Stocks with an S&P common stock ranking of C or D are not, as a general rule, considered for inclusion in the large-cap growth portfolio.5

At this advanced stage of an economic expansion, we believe that corporate earnings can continue to grow, but at a decelerating rate. So, while some companies may experience difficulty in a low-growth, low-inflation environment, we expect that the innovative companies with strong financials that constitute most of this portfolio will continue to prosper.

In closing, we thank our investors for continued interest in the fund. We believe that a well-diversified portfolio of large growth companies is an excellent equity vehicle for many investors.

5 The ratings of Standard & Poor's Corporation (S&P) represents this company's opinion as to the quality of the securities it rates. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral in 2005)	1/31/06	7/31/05

Common Stocks	99%	98%
Cash Equivalents	1%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	1/31/06	7/31/05

Information Technology	28%	27%
Health Care	20%	22%
Energy	15%	11%
Consumer Staples	11%	10%
Consumer Discretionary	10%	14%
Industrials	9%	9%
Financials	6%	6%
Materials	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2006 (25.1% of Net Assets)
1. Microsoft Corp. Developer of computer software	3.8%
2. General Electric Co. Industrial conglomerate	3.2%
3. Johnson & Johnson Provider of health care products	3.0%
4. UnitedHealth Group, Inc. Operator of organized health systems	2.3%
5. Schlumberger Ltd. Provider of technology services to the petroleum industry	2.2%
6. Genentech, Inc. Developer and discoverer of human pharmaceuticals	2.2%
7. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.1%
8. Procter & Gamble Co. Manufacturer of diversified consumer products	2.1%
9. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	2.1%
10. Broadcom Corp. "A" Manufacturer of integrated silicon solutions for broadband digital data	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 98.9%
Consumer Discretionary 9.9%
Automobiles 1.0%
Harley-Davidson, Inc.	68,100	3,645,393
Hotels Restaurants & Leisure 0.8%
Starbucks Corp.*	98,000	3,106,600
Household Durables 0.6%
Fortune Brands, Inc.	33,100	2,481,176
Media 2.2%
McGraw-Hill Companies, Inc.	74,200	3,787,168
Omnicom Group, Inc.	57,450	4,698,836
		8,486,004
Multiline Retail 2.5%
Kohl's Corp.*	63,800	2,832,082
Target Corp.	120,800	6,613,800
		9,445,882
Specialty Retail 2.8%
Bed Bath & Beyond, Inc.*	63,200	2,364,312
Home Depot, Inc.	47,000	1,905,850
Lowe's Companies, Inc.	36,100	2,294,155
Staples, Inc.	181,850	4,311,663
		10,875,980
Consumer Staples 10.5%
Beverages 2.6%
Diageo PLC	113,955	1,695,801
PepsiCo, Inc.	143,240	8,190,463
		9,886,264
Food & Staples Retailing 2.8%
Wal-Mart Stores, Inc.	102,600	4,730,886
Walgreen Co.	143,200	6,197,696
		10,928,582
Food Products 1.9%
Dean Foods Co.*	66,300	2,514,759
Kellogg Co.	62,000	2,659,800
The Hershey Co.	39,700	2,032,640
		7,207,199
Household Products 3.2%
Colgate-Palmolive Co.	48,250	2,648,443
Kimberly-Clark Corp.	25,900	1,479,408
Procter & Gamble Co.	135,900	8,049,357
		12,177,208
Energy 14.8%
Energy Equipment & Services 7.7%
Baker Hughes, Inc.	93,700	7,256,128
Halliburton Co.	34,200	2,720,610
Noble Corp.	44,900	3,611,756
Schlumberger Ltd.	65,200	8,309,740
Transocean, Inc.*	93,940	7,623,231
		29,521,465
Oil, Gas & Consumable Fuels 7.1%
ConocoPhillips	64,390	4,166,033
Devon Energy Corp.	97,400	6,643,654
EOG Resources, Inc.	82,000	6,932,280
Valero Energy Corp.	94,200	5,880,906
XTO Energy, Inc.	72,666	3,566,447
		27,189,320
Financials 6.1%
Capital Markets 3.1%
Lehman Brothers Holdings, Inc.	24,600	3,455,070
Merrill Lynch & Co., Inc.	54,600	4,098,822
The Goldman Sachs Group, Inc.	30,200	4,265,750
		11,819,642
Consumer Finance 0.9%
American Express Co.	63,400	3,325,330
Diversified Financial Services 1.0%
Citigroup, Inc.	79,800	3,717,084
Insurance 1.1%
AFLAC, Inc.	92,500	4,342,875
Health Care 20.2%
Biotechnology 5.6%
Amgen, Inc.*	72,600	5,291,814
Genentech, Inc.*	96,000	8,248,320
Gilead Sciences, Inc.*	126,800	7,718,316
		21,258,450
Health Care Equipment & Supplies 5.2%
Baxter International, Inc.	79,800	2,940,630
Boston Scientific Corp.*	92,700	2,027,349
C.R. Bard, Inc.	42,400	2,689,008
Medtronic, Inc.	124,900	7,053,103
Zimmer Holdings, Inc.*	76,300	5,260,885
		19,970,975
Health Care Providers & Services 2.3%
UnitedHealth Group, Inc.	149,200	8,865,464
Pharmaceuticals 7.1%
Abbott Laboratories	88,200	3,805,830
Eli Lilly & Co.	35,800	2,026,996
Johnson & Johnson	202,006	11,623,425
Pfizer, Inc.	112,557	2,890,464
Teva Pharmaceutical Industries Ltd. (ADR)	156,200	6,658,806
		27,005,521
Industrials 8.8%
Aerospace & Defense 2.1%
United Technologies Corp.	137,900	8,049,223
Air Freight & Logistics 1.3%
FedEx Corp.	49,800	5,037,270
Electrical Equipment 1.2%
Emerson Electric Co.	61,800	4,786,410
Industrial Conglomerates 3.2%
General Electric Co.	376,450	12,328,738
Machinery 1.0%
Caterpillar, Inc.	53,700	3,646,230
Information Technology 27.8%
Communications Equipment 2.7%
Cisco Systems, Inc.*	253,390	4,705,452
QUALCOMM, Inc.	115,300	5,529,788
		10,235,240
Computers & Peripherals 5.6%
Apple Computer, Inc.*	87,000	6,569,370
Dell, Inc.*	147,400	4,320,294
EMC Corp.*	434,200	5,818,280
International Business Machines Corp.	55,800	4,536,540
		21,244,484
Internet Software & Services 2.6%
eBay, Inc.*	83,800	3,611,780
Google, Inc. "A"*	6,600	2,859,450
Yahoo!, Inc.*	101,600	3,488,944
		9,960,174
IT Consulting & Services 3.2%
Accenture Ltd. "A"	157,000	4,950,210
Fiserv, Inc.*	68,200	2,999,436
Paychex, Inc.	118,800	4,318,380
		12,268,026
Semiconductors & Semiconductor Equipment 7.4%
Broadcom Corp. "A"*	114,900	7,836,180
Intel Corp.	342,360	7,281,997
Linear Technology Corp.	102,260	3,805,095
Maxim Integrated Products, Inc.	98,600	4,046,544
Texas Instruments, Inc.	186,200	5,442,626
		28,412,442
Software 6.3%
Adobe Systems, Inc.	100,900	4,007,748
Electronic Arts, Inc.*	69,400	3,787,852
Microsoft Corp.	512,000	14,412,800
Oracle Corp.*	162,900	2,047,653
		24,256,053
Materials 0.8%
Chemicals
Ecolab, Inc.	85,200	3,051,014
Total Common Stocks (Cost $240,440,530)		378,531,718

Cash Equivalents 1.4%
Cash Management QP Trust, 4.33% (a) (Cost $5,289,594)	5,289,594	5,289,594
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $245,730,124)+	100.3	383,821,312
Other Assets and Liabilities, Net	(0.3)	(1,284,311)
Net Assets	100.0	382,537,001

* Non-income producing security.

+ The cost for federal income tax purposes was $248,737,570. At January 31, 2006, net unrealized appreciation for all securities based on tax cost was $135,083,742. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $140,470,929 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,387,187.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $240,440,530)	$ 378,531,718
Investment in Cash Management QP Trust (cost $5,289,594)	5,289,594
Total investments in securities, at value (cost $245,730,124)	383,821,312
Cash	4,087
Receivable for Fund shares sold	252,092
Dividends receivable	154,646
Interest receivable	16,322
Other assets	86,617
Total assets	384,335,076
Liabilities
Payable for Fund shares redeemed	1,175,759
Accrued management fee	244,259
Other accrued expenses and payables	378,057
Total liabilities	1,798,075
Net assets, at value	$ 382,537,001
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(253,820)
Net unrealized appreciation (depreciation) on investments	138,091,188
Accumulated net realized gain (loss)	(323,212,532)
Paid-in capital	567,912,165
Net assets, at value	$ 382,537,001

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($26,891,448 ÷ 1,046,018 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.71
Maximum offering price per share (100 ÷ 94.25 of $25.71)	$ 27.28

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,645,169 ÷ 147,071 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 24.79

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,527,902 ÷ 142,160 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 24.82
Class R Net Asset Value, offering and redemption price(a) per share ($940,253 ÷ 36,226 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 25.96
Class AARP Net Asset Value, offering and redemption price(a) per share ($8,305,778 ÷ 318,500 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 26.08
Class S Net Asset Value, offering and redemption price(a) per share ($305,125,556 ÷ 11,698,054 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 26.08

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($34,100,895 ÷ 1,302,689 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 26.18

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,266)	$ 1,897,321
Interest — Cash Management QP Trust	109,742
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	5,502
Total Income	2,012,565
Expenses: Management fee	1,454,382
Services to shareholders	729,901
Custodian and accounting fees	50,297
Distribution service fees	66,905
Auditing	32,830
Legal	10,926
Trustees' fees and expenses	7,318
Reports to shareholders	25,206
Registration fees	12,200
Other	17,808
Total expenses, before expense reductions	2,407,773
Expense reductions	(178,741)
Total expenses, after expense reductions	2,229,032
Net investment income (loss)	(216,467)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	28,202,114
Foreign currency related transactions	(2,173)
28,199,941
Net unrealized appreciation (depreciation) during the period on investments	(4,691,727)
Net gain (loss) on investment transactions	23,508,214
Net increase (decrease) in net assets resulting from operations	$ 23,291,747

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2006 (Unaudited)	Year Ended July 31, 2005
Operations: Net investment income (loss)	$ (216,467)	$ 1,883,645
Net realized gain (loss) on investment transactions	28,199,941	30,646,721
Net unrealized appreciation (depreciation) during the period on investment transactions	(4,691,727)	23,178,646
Net increase (decrease) in net assets resulting from operations	23,291,747	55,709,012
Distributions to shareholders from: Net investment income: Class A	(79,832)	—
Class AARP	(37,836)	—
Class S	(1,534,439)	—
Institutional Class	(268,891)	—
Fund share transactions: Proceeds from shares sold	26,354,612	100,774,324
Reinvestment of distributions	1,868,117	—
Cost of shares redeemed	(96,097,121)	(205,052,800)
Redemption fees	1,122	1,325
Net increase (decrease) in net assets from Fund share transactions	(67,873,270)	(104,277,151)
Increase (decrease) in net assets	(46,502,521)	(48,568,139)
Net assets at beginning of period	429,039,522	477,607,661
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $253,820 and $1,883,645, respectively)	$ 382,537,001	$ 429,039,522

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 24.36	$ 21.54	$ 20.32	$ 18.64	$ 27.15	$ 42.37
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	.05	(.08)	(.07)	(.14)	(.11)
Net realized and unrealized gain (loss) on investment transactions	1.46	2.77	1.30	1.75	(8.37)	(14.08)
Total from investment operations	1.42	2.82	1.22	1.68	(8.51)	(14.19)
Less distributions from: Net investment income	(.07)	—	—	—	—	—
Net realized gains on investment transactions	—	—	—	—	—	(1.03)
Total distributions	(.07)	—	—	—	—	(1.03)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 25.71	$ 24.36	$ 21.54	$ 20.32	$ 18.64	$ 27.15
Total Return (%)[c]	5.79d**	13.09	6.00[d]	9.01	(31.34)	(33.95)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	28	42	41	44	68
Ratio of expenses before expense reductions (%)	1.33*	1.27	1.35	1.27	1.28	1.32[e]
Ratio of expenses after expense reductions (%)	1.29*	1.27	1.29	1.27	1.28	1.32[e]
Ratio of net investment income (loss) (%)	(.32)*	.22	(.38)	(.36)	(.57)	(.55)
Portfolio turnover rate (%)	21*	20	21	31	48	87

[a] For the six months ended January 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses include a one-time reduction in reorganization expenses from fiscal 2000. The ratios before and after expense reductions were 1.34% and 1.34%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended July 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 23.51	$ 20.94	$ 19.91	$ 18.42	$ 27.04	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.13)	(.11)	(.24)	(.21)	(.31)	(.24)
Net realized and unrealized gain (loss) on investment transactions	1.41	2.68	1.27	1.70	(8.31)	(5.72)
Total from investment operations	1.28	2.57	1.03	1.49	(8.62)	(5.96)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 24.79	$ 23.51	$ 20.94	$ 19.91	$ 18.42	$ 27.04
Total Return (%)[d]	5.44e**	12.27[e]	5.17[e]	8.09	(31.88)	(18.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	4	3	2	1
Ratio of expenses before expense reductions (%)	2.33*	2.30	2.15	2.07	2.08	2.13*
Ratio of expenses after expense reductions (%)	2.05*	2.05	2.06	2.07	2.08	2.13*
Ratio of net investment income (loss) (%)	(1.08)*	(.56)	(1.15)	(1.16)	(1.37)	(1.38)*
Portfolio turnover rate (%)	21*	20	21	31	48	87

[a] For the six months ended January 31, 2006 (Unaudited).

[b] For the period from December 29, 2000 (commencement of operations of Class B shares) to July 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended July 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 23.54	$ 20.97	$ 19.94	$ 18.43	$ 27.04	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.13)	(.11)	(.24)	(.20)	(.30)	(.23)
Net realized and unrealized gain (loss) on investment transactions	1.41	2.68	1.27	1.71	(8.31)	(5.73)
Total from investment operations	1.28	2.57	1.03	1.51	(8.61)	(5.96)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 24.82	$ 23.54	$ 20.97	$ 19.94	$ 18.43	$ 27.04
Total Return (%)[d]	5.44e**	12.26[e]	5.17[e]	8.19	(31.84)	(18.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	3	2	1	1
Ratio of expenses before expense reductions (%)	2.22*	2.20	2.18	2.04	2.06	2.10*
Ratio of expenses after expense reductions (%)	2.05*	2.04	2.06	2.04	2.06	2.10*
Ratio of net investment income (loss) (%)	(1.08)*	(.55)	(1.15)	(1.13)	(1.35)	(1.35)*
Portfolio turnover rate (%)	21*	20	21	31	48	87

[a] For the six months ended January 31, 2006 (Unaudited).

[b] For the period from December 29, 2000 (commencement of operations of Class C shares) to July 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R Years Ended July 31,	2006[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.56	$ 21.77	$ 21.95
Income (loss) from investment operations: Net investment income (loss)[c]	(.08)	(.02)	(.05)
Net realized and unrealized gain (loss) on investment transactions	1.48	2.81	(.13)
Total from investment operations	1.40	2.79	(.18)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 25.96	$ 24.56	$ 21.77
Total Return (%)[d]	5.70**	12.82	(.82)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1.4
Ratio of expenses before expense reductions (%)	1.82*	2.33	1.69*
Ratio of expenses after expense reductions (%)	1.55*	1.55	1.44*
Ratio of net investment income (loss) (%)	(.59)*	(.06)	(.56)*
Portfolio turnover rate (%)	21*	20	21

[a] For the six months ended January 31, 2006 (Unaudited).

[b] For the period from November 3, 2003 (commencement of operations of Class R shares) to July 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended July 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.72	$ 21.81	$ 20.52	$ 18.78	$ 27.28	$ 40.17
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	.10	(.03)	(.02)	(.07)	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.49	2.81	1.32	1.76	(8.43)	(11.79)
Total from investment operations	1.48	2.91	1.29	1.74	(8.50)	(11.86)
Less distributions from: Net investment income	(.12)	—	—	—	—	—
Net realized gains on investment transactions	—	—	—	—	—	(1.03)
Total distributions	(.12)	—	—	—	—	(1.03)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 26.08	$ 24.72	$ 21.81	$ 20.52	$ 18.78	$ 27.28
Total Return (%)	5.94d**	13.34[d]	6.29[d]	9.27	(31.16)	(30.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8	8	6	6	10
Ratio of expenses before expense reductions (%)	1.23*	1.27	1.10	1.01	1.01	1.05*
Ratio of expenses after expense reductions (%)	1.06*	1.06	1.03	1.01	1.01	1.05*
Ratio of net investment income (loss) (%)	(.09)*	.43	(.12)	(.10)	(.30)	(.26)*
Portfolio turnover rate (%)	21*	20	21	31	48	87

[a] For the six months ended January 31, 2006 (Unaudited).

[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to July 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended July 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 24.73	$ 21.81	$ 20.52	$ 18.78	$ 27.29	$ 42.46
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	.10	(.03)	(.02)	(.07)	(.10)
Net realized and unrealized gain (loss) on investment transactions	1.48	2.82	1.32	1.76	(8.44)	(14.04)
Total from investment operations	1.47	2.92	1.29	1.74	(8.51)	(14.14)
Less distributions from: Net investment income	(.12)	—	—	—	—	—
Net realized gain on investment transactions	—	—	—	—	—	(1.03)
Total distributions	(.12)	—	—	—	—	(1.03)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 26.08	$ 24.73	$ 21.81	$ 20.52	$ 18.78	$ 27.29
Total Return (%)	5.89c**	13.39[c]	6.29[c]	9.27	(31.18)	(33.75)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	305	349	401	451	506	875
Ratio of expenses before expense reductions (%)	1.15*	1.10	1.08	1.01	1.01	1.07[d]
Ratio of expenses after expense reductions (%)	1.06*	1.06	1.02	1.01	1.01	1.07[d]
Ratio of net investment income (loss) (%)	(.09)*	.43	(.11)	(.10)	(.30)	(.30)
Portfolio turnover rate (%)	21*	20	21	31	48	87

[a] For the six months ended January 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses include a one-time reduction in reorganization expenses from fiscal 2000. The ratios before and after expense reductions were 1.08% and 1.08%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended July 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.86	$ 21.88	$ 20.56	$ 18.77	$ 27.23	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[c]	.01	.15	.01	.02	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.50	2.83	1.31	1.77	(8.45)	(5.75)
Total from investment operations	1.51	2.98	1.32	1.79	(8.46)	(5.77)
Less distributions from: Net investment income	(.19)	—	—	—	—	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 26.18	$ 24.86	$ 21.88	$ 20.56	$ 18.77	$ 27.23
Total Return (%)	6.06**	13.62	6.42	9.54	(31.07)	(17.48)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	37	20	20.003		.001
Ratio of expenses (%)	.88*	.84	.85	.81	.81	.85*
Ratio of net investment income (loss) (%)	.08*	.65	.06	.10	(.10)	(.10)*
Portfolio turnover rate (%)	21*	20	21	31	48	87

[a] For the six months ended January 31, 2006 (Unaudited).

[b] For the period from December 29, 2000 (commencement of operations of Institutional Class shares) to July 31, 2001.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Large Company Growth Fund (formerly Scudder Large Company Growth Fund) (the "Fund") is a diversified series of DWS Investment Trust (formerly Investment Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charges. Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provisions was required.

At July 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $347,753,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($249,237,000), July 31, 2011 ($78,161,000) and July 31, 2012 ($20,355,000), the respective expiration dates, whichever occurs first. During the year ended July 31, 2005, the Fund utilized $30,530,000 of capital loss carryforwards.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $42,656,257 and $111,003,722, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.70% of the first $1,500,000,000 of the Fund's average daily net assets, 0.65% of the next $500,000,000 of such net assets and 0.60% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.70% of the Fund's average daily net assets.

Effective October 1, 2003 through February 28, 2006, the Advisor contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.05% of average daily net assets for Class A, B, C, Institutional, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees trustee and trustee counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.55%, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C, R and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended January 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at January 31, 2006
Class A	$ 39,940	$ 5,210	$ 16,937
Class B	9,494	5,076	2,488
Class C	5,935	2,414	2,645
Class R	2,204	1,059	3,426
Class AARP	17,329	7,126	4,812
Class S	545,284	155,429	170,420
Institutional Class	15,123	—	4,356
	$ 635,309	$ 176,314	$ 205,084

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended January 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $39,519, of which $9,011 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares, respectively. For the six months ended January 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2006
Class B	$ 13,463	$ 2,368
Class C	10,696	2,248
Class R	1,004	274
	$ 25,163	$ 4,890

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2006	Annualized Effective Rate
Class A	$ 33,065	$ 8,111.24%
Class B	4,362	929.24%
Class C	3,456	804.24%
Class R	859	545.21%
	$ 41,742	$ 10,389

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2006 aggregated $1,965.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2006, the CDSC for Class B and C shares aggregated $5,862 and $143, respectively.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended January 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $20,640, of which $6,720 is unpaid at January 31, 2006.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc. monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in early 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

For the six months ended January 31, 2006, the Advisor agreed to reimburse the Fund $2,407, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2006, the Fund's custodian fees were reduced by $20 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2006		Year Ended July 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	218,647	$ 5,416,586	470,597	$ 10,662,907
Class B	15,335	370,283	27,271	599,834
Class C	56,559	1,380,834	46,742	1,033,333
Class R	10,704	266,760	14,427	331,306
Class AARP	37,215	942,164	54,504	1,247,793
Class S	715,260	17,973,985	2,216,862	50,612,882
Institutional Class*	153	4,000	1,654,468	36,286,269
		$ 26,354,612		$ 100,774,324
Shares issued to shareholders in reinvestment of distributions
Class A	3,109	$ 79,184	—	$ —
Class AARP	1,327	34,309	—	—
Class S	57,453	1,485,733	—	—
Institutional Class*	10,366	268,891	—	—
		$ 1,868,117		$ —
Shares redeemed
Class A	(322,443)	$ (8,049,547)	(1,261,809)	$ (28,799,057)
Class B	(24,833)	(592,138)	(51,660)	(1,134,497)
Class C	(20,982)	(506,606)	(75,190)	(1,649,359)
Class R	(2,591)	(65,099)	(3,056)	(71,232)
Class AARP	(44,054)	(1,110,021)	(109,498)	(2,493,434)
Class S	(3,188,869)	(80,628,803)	(6,487,546)	(148,368,056)
Institutional Class*	(203,867)	(5,144,907)	(1,054,809)	(22,537,165)
		$ (96,097,121)		$ (205,052,800)
Redemption fees		$ 1,122		$ 1,325
Net increase (decrease)
Class A	(100,687)	$ (2,553,656)	(791,212)	$ (18,136,150)
Class B	(9,498)	(221,795)	(24,389)	(534,663)
Class C	35,577	874,228	(28,448)	(616,026)
Class R	8,113	201,661	11,371	260,074
Class AARP	(5,512)	(133,523)	(54,994)	(1,245,561)
Class S	(2,416,156)	(61,168,169)	(4,270,684)	(97,753,929)
Institutional Class*	(193,348)	(4,872,016)	599,659	13,749,104
		$ (67,873,270)		$ (104,277,151)

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

H. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and Scudder funds were renamed DWS funds.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all of your Fund's Trustees — including the chair of the board -— are independent of DeIM and its affiliates. If all of the nominees included in the Fund's recent proxy statement are elected, all but one Trustee would be independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund (Class S shares) were higher than the median (3rd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, including relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's performance (Class S shares) was in the 2nd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one-year period ended June 30, 2005 and has underperformed its benchmark in the three- and five-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire DWS fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DelM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

The Board evaluated the current investment management arrangements in light of the proposed changes to such arrangements being submitted to shareholders and the fact that the current agreements would be continued only until the changes could be implemented. Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SGGAX	SGGBX	SGGCX	SGGIX
CUSIP Number	23338J 822	23338J 814	23338J 798	23338J 756
Fund Number	469	669	769	1469
For shareholders of Class R
Automated Information Lines	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SCQRX
CUSIP Number	23338J 764
Fund Number	1510
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SLGRX	SCQGX
Fund Number	160	060

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Large Company Growth Fund, a series of DWS Investment Trust

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Large Company Growth Fund, a series of DWS Investment Trust

By:	/s/Vincent J. Esposito
Vincent J. Esposito

President

Date:	March 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 27, 2006